Exhibit (g)(4)

                          AMENDMENT TO CUSTODY CONTRACT

         Amendment dated March 31, 1999, by and between State Street Bank and Trust Company (the "Bank") and the Kemper Funds listed on Attachment I hereto (each a "Fund") to the custody contract (the "Custody Contract") between the Bank and each Fund.

         WHEREAS the Bank serves as the custodian of the Fund's assets pursuant to the Custody Contract;

         WHEREAS the Fund may appoint one or more banks identified on Schedule A to this Amendment, as amended from time to time, to serve as additional custodians for the Fund (each, a "Repo Custodian") for the limited purpose of the Fund's engaging in tri-party repurchase agreement transactions ("Tri-Party Repos");

         WHEREAS the Fund may direct the Bank to make "free delivery" to one or more Repo Custodians of cash or other assets maintained in custody by the Bank for the Fund pursuant to the Custody Contract for purposes of engaging in Tri-Party Repos; and

         WHEREAS the Bank and the Fund desire to amend the Custody Contract to permit the Bank to make "free delivery" of cash and other assets of the Fund to Repo Custodians from time to time;

         NOW THEREFORE, the Bank and the Fund hereby agree to amend the Custody Contract by adding the following provisions thereto:

         1. Notwithstanding anything to the contrary in the Custody Contract, upon receipt of Proper Instructions (as defined in the Custody Contract), the Bank shall deliver cash and/or other assets of the Fund to any account identified on Schedule A to the Custody Contract, as amended from time to time, maintained for the Fund by a Repo Custodian, which delivery may be made without contemporaneous receipt by the Bank of cash or other assets in exchange therefor. Upon such delivery of cash or other assets in accordance with such Proper Instructions, the Bank shall have no further responsibility or obligation to the Fund as a custodian of the Fund with respect to the cash or assets so delivered.

         2. The Fund may amend Schedule A from time to time to add or delete a Repo Custodian or change the identification of the account maintained by a Repo Custodian for the Fund by delivering Special Instructions (as defined herein) to the Bank. The term Special Instructions shall mean written instructions executed by at least two officers of the Fund holding the office of Vice President or higher. In all other respects the Custody Contract shall remain in full force and effect and the Bank and the Fund shall perform their respective obligations in with the terms thereof.

         EXECUTED to be effective as of the date set forth above.

                                            KEMPER FUNDS listed on Attachment I

                                            By: /s/Mark S. Casady
                                               ----------------------------
                                            STATE STREET BANK AND TRUST COMPANY

                                            By:  /s/Ronald E. Logue
                                               ----------------------------

                                   SCHEDULE A*
                                   -----------

Repo Custodian Banks                                Accounts
--------------------                                --------

Chase Manhattan Bank                                CHASE NYC/D644755022

Bank of New York                                    Account #111569



Authorized Signatures:

By:  /s/Daniel Pierce                                By:  /s/Kathryn L. Quirk
     -------------------------                           ---------------------
Title:  Managing Director                            Title:  Managing Director
     -------------------------                           ---------------------

Date:  3-30-99                                       Date:  3-30-99
     -------------------------                           ---------------------



* This schedule was created solely to meet the requirements under the amendment to the custody contract relating to tri-party repurchase agreements.

                                  Attachment I
                                  ------------

Cash Equivalent Fund-Government Securities                       Amendment Effective 4/19/99
Cash Equivalent Fund-Money Market                                Amendment Effective 4/19/99
Cash Equivalent Fund-Tax Exempt                                  Amendment Effective 5/3/99
Growth Fund of Spain
Kemper California Tax-Free Income
Kemper Strategic Income Fund
Kemper Contrarian
Kemper-Dreman Financial Services
Kemper-Dreman High Return Equity
Kemper Small Cap Value
Kemper Emerging Markets Growth
Kemper Emerging Markets Income
Kemper Europe
Kemper Florida Tax-Free Income
Kemper Growth
Kemper High Income Trust                                         Amendment Effective 4/5/99
Kemper High Yield                                                Amendment Effective 4/5/99
Kemper High Yield Opportunity                                    Amendment Effective 4/5/99
Kemper Income and Capital Preservation
Kemper Intermediate Government Trust                             Amendment Effective 4/5/99
Kemper International
Kemper International Growth & Income
Kemper Latin America
Kemper Multi-Market Income Trust
Kemper Municipal Income Trust
Kemper New York Tax-Free Income
Kemper Ohio Tax-Free income
Kemper Retirement Series I
Kemper Retirement Fund Series II
Kemper Retirement Fund Series III
Kemper Retirement Fund Series IV




                                  Attachment I
                                  ------------

Kemper Retirement Fund Series V
Kemper Retirement Fund Series VI
Kemper Retirement Fund Series VII
Kemper Small Cap Relative Value
Kemper Strategic Income Trust                                    Amendment Effective 4/5/99
Kemper Strategic Municipal Income Trust
Kemper U.S. Government Securities                                Amendment Effective 4/5/99
Kemper Value and Growth                                          Amendment Effective 4/19/99
Kemper Worldwide 2004
Tax-Exempt California Money Market                               Amendment Effective 5/3/99
Tax-Exempt New York Money Market                                 Amendment Effective 5/3/99
Cash Account Trust-Government                                    Amendment Effective 4/19/99
Cash Account Trust-Money Market                                  Amendment Effective 4/19/99
Cash Account Trust-Tax-Exempt                                    Amendment Effective 5/3/99
Investors Cash Trust-Government                                  Amendment Effective 4/19/99
Investors Cash Trust-Treasury                                    Amendment Effective 4/19/99
Investors Florida Municipal Cash                                 Amendment Effective 5/3/99
Investors Fund Series:
Kemper Blue Chip
Kemper Dreman Financial Services
Kemper Global Blue Chip
Kemper Global Income
Kemper Government Securities                                     Amendment Effective 4/5/99
Kemper Growth
Kemper High Yield                                                Amendment Effective 4/5/99




                                  Attachment I
                                  ------------

Investors Fund Series:
Kemper Horizon 5
Kemper Horizon 10
Kemper Horizon 20
Kemper International
Kemper International Growth and Income
Kemper Investment Grade Bond
Kemper Money Market                                              Amendment Effective 4/19/99
Kemper Small Cap Growth                                          Amendment Effective 4/19/99
Kemper Small Cap Value
Kemper Total Return
Kemper Value and Growth                                          Amendment Effective 4/19/99
Kemper Value
Dreman High Return Equity
Investors Michigan Municipal Cash                                Amendment Effective 5/3/99
Investors New Jersey Municipal Cash                              Amendment Effective 5/3/99
Investors Pennsylvania Municipal Cash                            Amendment Effective 5/3/99
Kemper Aggressive Growth Fund
Kemper Asian Growth
Kemper Blue Chip
Kemper Cash Reserves  Amendment Effective 5/3/99
Kemper Global Blue Chip
Kemper Global Income
Kemper Horizon 5
Kemper Horizon 10
Kemper Horizon 20
Kemper Intermediate Municipal Bond
Kemper Municipal Bond
Kemper Short Term U.S. Government                                Amendment Effective 4/5/99
Kemper Small Capitalization Equity                               Amendment Effective 4/19/99
Kemper Technology




                                  Attachment I
                                  ------------

Kemper Total Return
Kemper U.S. Growth and Income
Kemper U.S. Mortgage                                             Amendment Effective 4/5/99
Zurich Government Money                                          Amendment Effective 4/19/99
Zurich Money Market                                              Amendment Effective 4/19/99
Zurich Tax-Free Money                                            Amendment Effective 5/3/99
Zurich Yieldwise Money                                           Amendment Effective 4/19/99
Zurich Yieldwise Municipal Money Fund
Zurich Yieldwise Government Money Fund
Kemper Research
Kemper Large Company Growth
Kemper High Yield II Fund
Kemper Small Cap Value & Growth